2010 Citi Financial Services Conference
Bruce Nolop
Chief Financial Officer
March 10, 2010
© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
EXHIBIT 99.1

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.

Safe Harbor Statement
This presentation contains certain projections or other forward-
looking statements regarding future events or the future
performance of the Company. Various factors, including risks and uncertainties referred to in the 10Ks, 10Qs and other
reports E*TRADE FINANCIAL Corporation periodically files
with the SEC, could cause our actual results to differ materially from those indicated by our projections or other forward-
looking statements. This presentation also contains disclosure of non-GAAP financial measures. A reconciliation of these
financial measures to the most directly comparable GAAP
financial measures can be found on the investor relations site at https://investor.etrade.com
© 2010 E*TRADE FINANCIAL Corp. All rights reserved.

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.

Overview
Thriving Online Brokerage Business
Improving Loan Performance Trends
Strengthened Financial Condition

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.

Thriving Online Brokerage Business

#1
ONLINE
BROKER
E*TRADE
2009
SmartMoney

E*TRADE®

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.

Thriving Online Brokerage Business
Achieved record levels in 2009 for DARTs,
brokerage accounts, and consistent growth in
brokerage cash
Gained market share versus traditional brokers
and remained competitive versus online brokers
Introduced new products and enhancements
for both active traders and long-term investors
Benefited from disciplined expense management,
while investing in customer service
Generated consistent net operating income

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
161
156
166
194
175
203
180
158
0
25
50
75
100
125
150
175
200
225

Thriving Online Brokerage Business
Strength in DARTs
(1)
179

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E*TRADE FINANCIAL Corporation’s written permission.
80
90
100
110
120
130
140
150
ETFC AMTD SCHW

Thriving Online Brokerage Business
Competitive versus largest online brokers
DARTs indexed to Q1 2008
Ameritrade
acquires
thinkorswim

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.

Thriving Online Brokerage Business
Growth in brokerage accounts
(2)
114K
net new
0
2,397
2,420
2,440
2,516
2,575
2,627
2,639
2,630
2,300
2,350
2,400
2,450
2,500
2,550
2,600
2,650
2,700

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.

Thriving Online Brokerage Business
Improved brokerage account attrition
(3)
13.3%
16.9%
17.0%
15.8%
15.4%
18.4%
13.2%
12.4%
11.6%
14.3%
0%
5%
10%
15%
20%
25%

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
-$1.5
-$1.0
-$0.5
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
Thriving Online Brokerage Business

Net new brokerage assets
(4)
$7.2B

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
$0
$5
$10
$15
$20
$25
Thriving Online Brokerage Business

Growth in brokerage-related cash

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Thriving
Online Brokerage Business

Planned decline in bank-related cash
* APY for E*TRADE Complete Savings Account
3.45% 3.15% 3.30% 3.01% 1.45% 0.95% 0.60% 0.50%
CSA*
Balances are not adjusted for the sale of approximately $1B of deposits to Discover Financial Services, completed in Q1 2010
$0
$5
$10
$15
$20

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
Thriving
Online Brokerage Business

Recovery of customer margin receivables

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E*TRADE FINANCIAL Corporation’s written permission.
$0
$100
$200
$300
$400
Thriving Online Brokerage Business

Consistent net operating interest income
Trading and Investing
Balance Sheet Management

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E*TRADE FINANCIAL Corporation’s written permission.
$285
$279
$283
$281
$313
$283
$299
$335
$0
$100
$200
$300
$400
Thriving Online Brokerage Business

Disciplined expense management
Adjusted Total Operating Expense
(5)

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
$0
$50
$100
$150
$200
$250
Thriving Online Brokerage Business

Profitable trading and investing segment
Segment income

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E*TRADE FINANCIAL Corporation’s written permission.

Thriving Online Brokerage Business
Simplified and transparent pricing
Eliminated $12.99 commission tier
Eliminated per share charges
(6)
Eliminated account inactivity fees
(7)
Estimated revenue impact: $50 million
150+ trades per quarter
0-149 trades per quarter
Stock trades
(8)
$7.99 $9.99
Options trades
(8)
$7.99 + $0.75 $9.99 + $0.75
Revised commission schedule
(8)

BlackBerry
Accounts
Portfolios
Watch Lists
Trading
Latest Headlines

E*TRADE®

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.

Thriving Online Brokerage Business
New products and enhancements for active traders
Updated Power E*TRADE Pro
Upgrades for mobile devices
Back-testing and advanced
screeners
Portfolio margining

STEP 1 - PRODUCTS
STEP 2 - TIME HORIZON
SPECIAL BOND FEATURES
CALLABLE BONDS
ZERO-COUPON BONDS
Your Ladder
First Bond Mature in:
2015
Bonds Maturing in:
2017,
Last Bond Mature in:
2020
AMOUNT TO INVEST
VIEW YOUR SEARCH RESULTS
RESET
EXIT BOND LADDER

E*TRADE®

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.

Thriving Online Brokerage Business
New products and enhancements for long-term investors
Managed Investment Portfolio
Retirement QuickPlan
Investor Resource Center
Bond Investor Tools
Online Advisor

E*TRADE
STOP
PAYING INFLATED INVESTING COSTS
Cut costs, get more with E*TRADE.
$1
$9.99 OR LESS
100 COMMISSION-FREE STOCK & OPTIONS TRADES
24/7 SERVICE
1-800-ETRADE-1
ETRADE.COM

E*TRADE
TALK TO US
We'll make you a confident, informed investor.
$9.99 OR LESS
STOCK & OPTIONS TRADES
24/7 SERVICE
1-800-ETRADE-1
ETRADE.COM

UPGRADED
E*TRADE
DON'T TAKE A KNIFE TO A GUNFIGHT
$9.99 OR LESS
STOCK & OPTIONS TRADES
24/7 SERVICE
1-800-ETRADE-1
ETRADE.COM

E*TRADE®

Brand expansion
Value propositions
Thriving Online Brokerage Business

Highly effective marketing program
© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.

TOP 10

BARRON'S

2009 ONLINE BROKER SURVEY

"4 Out of 5 Stars" Barron's, March 2009

E*TRADE®

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.

Thriving Online Brokerage Business
Grow active trader franchise
Deepen penetration of long-term
investor segment
Increase the quality of customer
accounts
Reduce brokerage account attrition
Restructure international operations
to improve profitability
Focusing on profitable growth

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.

Improving Loan Performance
Trends

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.

Loan portfolio in full run-off mode
Proactively managing to reduce charge-offs
Meaningful improvement in delinquencies
Provision has crossed below the level of charge-offs
Expect loan loss provision and internally-generated
Bank capital to breakeven in 2010
Improving Loan Performance Trends

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.

Improving Loan Performance Trends
($ in billions)
Loan
Balance
9/30/07
(9)
Paydowns
(10)
Charge-offs
Loan
Balance
12/31/09
(9)
1-4 Family loans $16.9 ($5.8) ($0.5) $10.6
Home equity $12.4 ($2.7) ($1.9) $7.8
Consumer $3.0 ($1.0) ($0.2) $1.8
TOTAL
$32.3 ($9.5) ($2.6) $20.2
Loan portfolio in full run-off mode

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
2008 $0.0B 0%
2007 $1.0B 12%
2006 $3.6B 47%
2005 $1.9B 24%
2004 $0.7B 9%
2003
and older
$0.6B 7%
Total $7.8B 100%
Unpaid Balances by
Origination Vintage
2007
2003
and older
2004
2005
2006
Improving Loan Performance Trends

Seasoning of the home equity portfolio

(B)
84% ($4.7B) Reduction
Q4 09 Undrawn Lines: 68% CLTV
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
$0.9
$1.1
$1.7
$2.0
$2.5
$3.0
$3.7
$5.6
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
Undrawn Home Equity Lines
Improving Loan Performance Trends

Proactively managing to reduce exposure

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
$0
$100
$200
$300
$400
$500

Improving Loan Performance Trends
Significantly lower home equity delinquencies in 2009
30-89 Days Delinquent

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
$0
$100
$200
$300
$400
$500
$600
$700

Improving Loan Performance Trends
Gradually declining 1-4 Family delinquencies in 2009
30-89 Days Delinquent

© 2010 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
1.95%

Improving Loan Performance Trends
5.27% 4.91% 4.23% 3.31%
2.30%
5.66% 5.81%
Allowance
% of total
gross loans
$566 $1,219 $1,201 $1,081 $874
$636
$1,215 $1,183
Provision for
loan losses
Charge-offs
Declining provisions below charge-offs
$0
$100
$200
$300
$400
$500
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09

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Improving Loan Performance Trends
Generating regulatory capital to absorb loan loss provision
($ in millions)
Q1 2009
Q2 2009 Q3 2009 Q4 2009
Bank earnings (11) $181 $232 $243 $247
Dividend to parent -- -- -- ($28)
Loan run-off (12) $84 $101 $131 $81
Portfolio changes and other (12)
($82) $39 ($53) ($94)
Provision for loan losses
($454) ($405) ($347) ($292)
Net generation (usage)
(13)
($271) ($33) ($26) ($86)

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Strengthened Financial Condition

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Reduced parent debt burden
Bolstered Bank capital ratios
Improved consolidated capital structure
Retained value of the deferred tax asset
Eliminated uncertainty about long-term viability

Strengthened Financial Condition

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Strengthened Financial Condition
Benefits from 2009 recapitalization
as of 12/31/09
($ in millions)
Ratio
Excess
to well-capitalized
Total capital to
risk-weighted assets
14.1% $899
Tier I Capital to
risk-weighted assets
12.8% $1,496
Tier I Capital to
total adjusted assets
6.7% $724
2009 Recapitalization actions
Net proceeds from stock issuance
$733 million
Debt exchanged for convertible
$1.7 billion
Annual interest payment reduction
$198 million
Bank capital

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E*TRADE FINANCIAL Corporation’s written permission.

(in millions)
7 3/8%
Due 2013
7 7/8%
Due 2015
12 1/2%
Due 2017
(15)
Total
Outstanding (14)
$415 $243 $930 $1,591
Annual interest payments
$31 $19 $116 $166
Strengthened Financial Condition
Improved consolidated capital structure
Interest-bearing debt
(in billions)
Shares Book value
Common stock
1.894 $3.750
Convertible debt
0.987 $1.021
Total 2.881 $4.771
Corporate Cash (12/31): $393 million
Goal: Maintain 2 years of debt service

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E*TRADE FINANCIAL Corporation’s written permission.
$1.4
$3.6
$0.0
$1.0
$2.0
$3.0
$4.0

DTA Pre-tax Income
Strengthened Financial Condition
Substantial value in deferred tax asset
Shelters approximately
$3.6 billion of income
from tax in future periods
Approximately 19 years
to utilize
Approximately $1.4B
Deferred Tax Asset

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E*TRADE FINANCIAL Corporation’s written permission.
$0.9
$0.5
$0.0
$0.4
$0.8
$1.2
$1.6

Limited
Not limited
Strengthened Financial Condition
Substantial value in deferred tax asset
Total DTA: $1.4B
Tax code 382 Limitation
382 Tax ownership change imposes
an annual limitation on a portion of
the Company’s DTA
Limited to using $60 million per
year, sheltering $155 million of
income
Remainder of DTA – only limited to
Company’s ability to generate
taxable income

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Conclusion
Thriving Online Brokerage Business
Improving Loan Performance Trends
Strengthened Financial Condition

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E*TRADE FINANCIAL Corporation’s written permission.

Appendix
($ in thousands)
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09
Operating expense 354,333 $    318,543 $    295,890 $    321,449 $     293,984 $     329,226 $     301,714 $     318,405 $
Less: FDIC insurance premiums 8,859 7,592 7,721 7,086 12,712 42,129 19,993 19,424
Less: Facility restructuring and other exit activities 10,566 12,433 5,526 977 (112) 4,447 2,497 13,820
Total adjusted operating expense 334,908 $    298,518 $    282,643 $    313,386 $     281,384 $     282,650 $     279,224 $     285,161 $
(6) Per share charges eliminated for certain market orders over 2,000 shares.
(7) Account inactivity fees scheduled for elimination after the first quarter of 2009.
(9) Represents unpaid principal balances.
(10) Net paydowns includes paydowns on loans, as well as limited origination activity, home equity advances, repurchase activity and transfers to real estate owned assets.
Explanation of Non-GAAP Measures and Certain Metrics
Management believes that operating income (pre-credit cost) and bank earnings before taxes and before credit losses are appropriate measures for evaluating the operating and liquidity performance of the Company. Management believes that the elimination of certain items from the related GAAP measures is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Management uses non-GAAP information internally to evaluate our operating performance in formulating our budget for future periods.
(1) U.S. DARTs are defined as transactions executed on the Company’s domestic platforms.
(2) References to “brokerage” in these metrics refer to activity on our domestic platforms and do not include brokerage activity from our international local brokerage accounts.
(4) The net new brokerage assets metrics treat asset flows between E*TRADE entities in the same manner as unrelated third party accounts.
(5) Total adjusted operating expense, excluding FDIC insurance premiums and facilities restructuring and other exit activities expense is a non-GAAP measure useful to investors and  analysts as it is an indicator of recurring expenses that management considers when budgeting for future periods, as it presents a normalized operating environment
(3) The attrition rate is calculated by dividing attriting (a) brokerage accounts, excluding international local accounts, by total brokerage accounts, excluding international local accounts for the previous period end. This measure is presented annually and on an annualized basis (where it appears quarterly)
(a) Attriting brokerage accounts: Gross new brokerage accounts, less net new brokerage accounts, excluding international local accounts
(8) This presentation does not represent an offer of E*TRADE Securities. A current schedule of commissions and service fees is available on www.etrade.com under the “Pricing” section

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E*TRADE FINANCIAL Corporation’s written permission.

Appendix
(a) The capital release from loan portfolio run-off includes the decrease in risk-based capital required for our one- to four-family, home equity and consumer loan portfolios.
(b) Represents cash flows to and from the parent company.
(c) Represents the capital impact related to changes in other risk-weighted assets.
Q4 2009 Q3 2009 Q2 2009 Q1 2009
Beginning E*TRADE Bank excess risk-based capital ($MM) 985 $         911 $       444 $       715 $
Bank earnings before taxes and before credit losses 247 243 232 181
Provision for loan losses (292) (347) (405) (454)
Loan portfolio run-off
(a)
81 131 101 84
Margin decrease (increase) (37) (30) (69) 36
Capital downstream (upstream)
(b)
(28) 100 500 -
Other capital changes (c) (57) (23) 108 (118)
Ending E*TRADE Bank excess risk-based capital ($MM) 899 $         985 $       911 $       444 $
Q4 2009 Q3 2009 Q2 2009 Q1 2009
Loss before income tax benefit and discontinued operations (128,530) $      (1,151,349) $  (211,496) $    (344,056) $
Add back:
Non-bank loss before income tax benefit
and discontinued operations (b) 80,286 1,032,910 71,731 84,525
Provision for loan losses 292,402 347,222 404,525 453,963
Gains on loans and securities, net (18,667) (41,979) (73,170) (35,290)
Net impairment 21,412 19,229 29,671 18,783
Losses on early extinguishment of FHLB advances - 37,239 10,356 2,999
Bank earnings before taxes and before credit losses 246,903 $       243,272 $      231,617 $     180,924 $
(a) Excess risk-based capital is the excess capital that E*TRADE Bank has compared to the regulatory minimum well-capitalized threshold.
(b) Non-bank loss represents all of the Company’s subsidiaries, including Corporate, but excluding the Bank.
(12) The portfolio changes from loan run-off only includes the decrease in risk based capital required for our 1-4 family, home equity and consumer loan portfolios.  This slide does not depict the capital impact related to changes in other risk-weighted assets (represented in ‘other’ line in the below chart), such as securities, and the impact of our provision for loan losses.
(11) Bank earnings before taxes and before credit losses represents the pre-tax earnings of E*TRADE Bank Holding Company (“Bank”) before discontinued operations, provision for loan losses, gains (losses) on loans and securities, net, net impairment and losses on early extinguishment of FHLB advances.  This metric shows the amount of earnings that the Bank, after accruing for the interest expense on its trust preferred securities, generates each quarter prior to credit related losses, primarily provision and losses on securities.  Management believes this non-GAAP measure is useful to investors and analysts as it is an indicator of the level of credit related losses the Bank can absorb without causing a decline in E*TRADE Bank’s excess risk-based capital(a).  Below is a reconciliation of Bank earnings before taxes and before credit losses from loss before income taxes and discontinued operations:

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Appendix
(13) Net usage is calculated by adding the bank earnings and capital release from loan run off and other then subtracting the loan loss provision.
(14)Total interest-bearing outstanding debt includes $3.6M of 8% Senior Notes due in 2011 that are not represented in the table.
(15) Interest on the 12 ½% Springing Lien Notes may be paid in kind (PIK) through May 2010.